UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2024

FUNDAMENTAL GLOBAL INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36366	46-1119100
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

108 Gateway Blvd, Suite 204 Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)

(704) 994-8279

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	FGF	The Nasdaq Stock Market LLC
8.00% Cumulative Preferred Stock, Series A, $25.00 par value per share	FGFPP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Fundamental Global Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on December 19, 2024. There were outstanding and entitled to vote at the Annual Meeting 1,264,929 shares of common stock. There were present, in person or by proxy, 852,813 shares representing approximately 67.4% of the common stock outstanding and entitled to vote. The matters set forth below were voted upon, with the results as indicated:

Proposal No. 1 – Election of Directors:

The Inspector of Elections certified the following vote tabulations for the seven nominees for election to the Board of Directors, all of whom were elected to serve as directors of the Company until the Company’s 2025 annual meeting of stockholders:

	For	Withheld	Broker Non-Votes
D. Kyle Cerminara	587,446	3,877	261,490
Richard E. Govignon, Jr.	580,973	10,350	261,490
Rita Hayes	583,098	8,225	261,490
Michael C. Mitchell	588,417	2,906	261,490
Robert J. Roschman	587,523	3,800	261,490
Ndamukong Suh	583,324	7,999	261,490
Scott D. Wollney	579,792	11,531	261,490

Proposal No. 2 – Approval of Amendment No. 2 to 2021 Equity Incentive Plan:

The Inspector of Elections certified the following vote tabulations for the proposal to approve Amendment No. 2 to the Company’s 2021 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
538,721	50,091	2,511	261,490

Proposal No. 3 – Ratification of Appointment of Independent Registered Public Accounting Firm:

The Inspector of Elections certified the following vote tabulations for the proposal to ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

For	Against	Abstain
841,250	9,348	2,215

Proposal No. 4 – Advisory Approval of Executive Compensation:

The Inspector of Elections certified the following advisory vote tabulations for the non-binding approval of the compensation of the Company’s Named Executive Officers, as described in the Proxy Statement related to the Annual Meeting:

For	Against	Abstain	Broker Non-Votes
576,704	12,233	2,386	261,490

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUNDAMENTAL GLOBAL INC

Date: December 20, 2024	By:	/s/ Mark D. Roberson
Mark D. Roberson
Chief Financial Officer